UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 7, 2006

Adobe Systems Incorporated

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-15175 (Commission File Number)	77-0019522 (I.R.S. Employer Identification No.)

345 Park Avenue

San Jose, California 95110-2704

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On November 7, 2006, Randy Furr resigned as Adobe Systems Incorporated’s Executive Vice President and Chief Financial Officer, but will remain an Adobe employee through December 31, 2006, to assist with transition matters. A copy of Adobe’s press release is attached hereto as Exhibit 99.1.

(c) On November 7, 2006, Bruce Chizen, Adobe’s Chief Executive Officer, has assumed the additional responsibilities of Chief Financial Officer until a replacement for Mr. Furr is named. A copy of Adobe’s press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(d)         Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release Issued on November 9, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: November 9, 2006	By:	/s/ Karen Cottle
Karen Cottle
Senior Vice President,
General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press Release Issued on November 9, 2006